Exhibit 10.5

MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT dated for reference the 1st day of February 2006.

BETWEEN:

LEXARIA CORP., a company duly incorporated under the laws of the Province of British Columbia and having its office at #501 - 1166 Alberni Street, Vancouver, British Columbia V6E 3Z3

(hereinafter referred to as the "Company")

OF THE FIRST PART

AND

LEONARD MACMILLAN of Suite 125A, 1030 Denman Street, Vancouver, British Columbia

(hereinafter referred to as "MacMillan")

WHEREAS:

The Company wishes to employ MacMillan as its President and Chief Executive Officer to provide management services to it on the terms and conditions hereinafter set forth.

MacMillan has agreed to provide the Services to the Company on the terms and conditions set out in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and of the covenants and agreements hereinafter contained the parties hereto have agreed as follows:

1. ENGAGEMENT OF SERVICES

1.1. The Company hereby engages MacMillan to provide management services as an independent contractor to the Company under the direction of the Company's Board of Directors; and

1.2. MacMillan hereby agrees to perform the following duties required of him in accordance with the terms of this agreement namely:

all duties expected of a chief executive officer of an oil and gas exploration company, including negotiation of all property contracts, supervision of exploration and development of the Company's properties including bringing properties to feasibility and commercial production (the "Services").

2. TERM

2.1. The term of this Agreement shall be for a period of one (1) year, commencing as of the 1st day of February 2006 and continuing thereafter unless and until terminated as hereinafter provided.

3. SERVICES

3.1 MacMillan agrees to perform the Services contracted hereunder including the following:

3.1.1 to carry out all functions associated with the Services to the best of his skill and ability for the benefit of the Company;

3.1.2 to carry out the Services in a timely manner;

3.1.3 to act, at all times during the term of this Agreement, in the best interests of the Company; and

3.1.4 to use his best endeavours to preserve the goodwill and reputation of the Company and the relationship between the Company and its shareholders.

4. REMUNERATION

4.1. The Company shall pay to MacMillan for all Services rendered hereunder:

4.1.1. the sum of One Thousand Five Hundred United States Dollars ($1,500.00) per month, excluding GST, payable on the last day of each month;

4.1.2. MacMillan's out of pocket expenses incurred on behalf of the Company. In respect of expenses, MacMillan shall provide statements and vouchers to the Company as and when required by it.

5. TERMINATION

5.1. This Agreement may be terminated at any time by one (1) month notice in writing given by MacMillan to the Company.

6. NOTICE

6.1. Any notice to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered to, or sent by prepaid registered post addressed to, the respective addresses of the parties appearing on the first page of this Agreement (or to such other address as one party provides to the other in a notice given according to this paragraph). Where a notice is given by registered post it shall be conclusively deemed to be given and received on the fifth day after its deposit in a Canada post office any place in Canada.

7. MISCELLANEOUS

7.1. This Agreement may not be assigned by either party without the prior written consent of the other.

7.2. The titles of headings to the respective paragraphs of this agreement shall be regarded as having been used for reference and convenience only.

7.3. This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

7.4. This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia, Canada.

7.5. Time shall be of the essence of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.

THE CORPORATE SEAL OF )

LEXARIA CORP. )

was hereunto affixed in the presence of: )

)

____/s/ "Diane Rees"__________________ )

Authorized Signatory )

)

____________________________ )

Authorized Signatory )

LEONARD MACMILLAN )

in the presence of: )

)

_____________________________ ) ___/s/ "Leonard MacMillan"_____________

Name ) LEONARD MACMILLAN

_____________________________ )

Address )

_____________________________ )

)

_____________________________ )

Occupation